Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

7. Income Taxes

The significant components of the deferred tax assets and deferred tax liabilities are presented below:

	December 31,
	2009	2010
Deferred Tax Assets:
Accrued liabilities	$38,236	$35,700
Deferred rent	20,484	23,253
Net operating loss carryforwards	52,619	53,997
Foreign tax and research credits	60,182	61,309
Valuation Allowance	(35,417)	(73,572)
Other	37,006	47,385

	173,110	148,072
Deferred Tax Liabilities:
Other assets, principally due to differences in amortization	(257,496)	(262,876)
Plant and equipment, principally due to differences in depreciation	(330,824)	(341,526)
	(588,320)	(604,402)
Net deferred tax liability	$(415,210)	$(456,330)

We have federal net operating loss carryforwards which begin to expire in 2020 through 2024 of $30,502 ($10,676, tax effected) at December 31, 2010 to reduce future federal taxable income. We have an asset for state net operating losses of $11,834 (net of federal tax benefit), which begins to expire in 2011 through 2025, subject to a valuation allowance of approximately 99%. We have assets for foreign net operating losses of $31,487, with various expiration dates, subject to a valuation allowance of approximately 71%. We also have foreign tax credits of $60,841, which begin to expire in 2014 through 2019, subject to a valuation allowance of approximately 65%. U.S. legislative changes in 2010 reduced the expected utilization of foreign tax credits which resulted in the requirement for a valuation allowance.

Rollforward of valuation allowance is as follows:

Year Ended December 31,	Balance at Beginning of the Year	Charged (Credited) to Expense	Other Additions	Other Deductions	Balance at End of the Year
2008	$39,995	$(2,290)	$—	$—	$37,705
2009	37,705	1,418	3,334	(7,040)	35,417
2010	35,417	39,545	—	(1,390)	73,572

We receive a tax deduction upon the exercise of non-qualified stock options or upon the disqualifying disposition by employees of incentive stock options and certain shares acquired under our employee stock purchase plan for the difference between the exercise price and the market price of the underlying common stock on the date of exercise or disqualifying disposition. The tax benefit for non-qualified stock options is included in the consolidated financial statements in the period in which compensation expense is recorded. The tax benefit associated with compensation expense recorded in the consolidated financial statements related to incentive stock options is recorded in the period the disqualifying disposition occurs. All tax benefits for awards issued prior to January 1, 2003 and incremental tax benefits in excess of compensation expense recorded in the consolidated financial statements are credited directly to equity and amounted to $5,112, $5,532 and $2,252 for the years ended December 31, 2008, 2009 and 2010, respectively.

We have not provided deferred taxes on book basis differences related to certain foreign subsidiaries because such basis differences are not expected to reverse in the foreseeable future and we intend to reinvest indefinitely outside the U.S. These basis differences arose primarily through the undistributed book earnings of our foreign subsidiaries. The basis differences could be reversed through a sale of the subsidiaries, the receipt of dividends from subsidiaries and certain other events or actions on our part, which would result in an increase in our provision for income taxes. It is not practicable to calculate the amount of such basis differences.

The components of income (loss) from continuing operations before provision (benefit) for income taxes are:

	2008	2009	2010
U.S.	$325,601	$228,570	$277,670
Canada	16,875	22,060	41,474
Foreign	(102,369)	98,613	17,345
	$240,107	$349,243	$336,489

The provision (benefit) for income taxes consists of the following components:

	Year Ended December 31,
	2008	2009	2010
Federal—current	$23,279	$53,229	$76,700
Federal—deferred	100,027	24,682	43,810
State—current	12,315	17,913	32,416
State—deferred	7,627	6,786	(499)
Foreign—current	4,483	11,955	20,350
Foreign—deferred	(505)	753	(3,308)
	$147,226	$115,318	$169,469

A reconciliation of total income tax expense and the amount computed by applying the federal income tax rate of 35% to income from continuing operations before provision (benefit) for income taxes for the years ended December 31, 2008, 2009 and 2010, respectively, is as follows:

	Year Ended December 31,
	2008	2009	2010
Computed “expected” tax provision	$84,037	$122,235	$117,771
Changes in income taxes resulting from:
State taxes (net of federal tax benefit)	14,520	15,451	17,163
Increase in valuation allowance (net operating losses)	1,439	808	1,920
Increase in valuation allowance (foreign tax credits)	—	—	37,475
Impairment of goodwill and divestitures	—	—	29,772
Reserve reversal and audit settlements	—	—	(41,753)
Foreign tax rate differential	31,443	(22,232)	(5,524)
Subpart F income and foreign restructuring	5,368	984	5,943
Other, net	10,419	(1,928)	6,702
	$147,226	$115,318	$169,469

Our effective tax rates for the years ended December 31, 2008, 2009 and 2010 were 61.3%, 33.0% and 50.4%, respectively. The primary reconciling item between the federal statutory rate of 35% and our overall effective tax rate for the year ended December 31, 2010 is a goodwill impairment charge, of which a majority was non-deductible for tax purposes. U.S. legislative changes in 2010 reduced the expected utilization of foreign tax credits. Certain previously unrecognized tax benefits were recognized in 2010 due to expirations of statute of limitation periods and settlements with tax authorities in various worldwide jurisdictions. In 2009 and 2008, we had significant unrealized foreign exchange gains and losses on intercompany loans and on debt and derivative instruments in different jurisdictions with different tax rates. For 2009, foreign currency gains were recorded in lower tax jurisdictions associated with the marking-to-market of intercompany loan positions while foreign currency losses were recorded in higher tax jurisdictions associated with the marking-to-market of debt and derivative instruments, which reduced the effective tax rate by 4.6% for the year ended December 31, 2009. Our effective tax rate is higher than the statutory rate in 2008 primarily due to significant foreign exchange gains and losses in different jurisdictions with different tax rates. For 2008, foreign currency gains were recorded in higher tax jurisdictions, associated with our marking-to-market of debt and derivative instruments, while foreign currency losses were recorded in lower tax jurisdictions, associated with the marking-to-market of intercompany loan positions, which together increased the 2008 tax rate by 21.1% for the year ended December 31, 2008.

The evaluation of an uncertain tax position is a two-step process. The first step is a recognition process whereby the company determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The second step is a measurement process whereby a tax position that meets the more likely than not recognition threshold is calculated to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.

We have elected to recognize interest and penalties associated with uncertain tax positions as a component of the provision (benefit) for income taxes in the accompanying consolidated statements of operations. We recorded $4,495, $4,749 and $(1,607) for gross interest and penalties for the years ended December 31, 2008, 2009 and 2010, respectively.

We had $12,874 and $11,610 accrued for the payment of interest and penalties as of December 31, 2009 and 2010, respectively.

A summary of tax years that remain subject to examination by major tax jurisdictions is as follows:

Tax Year	Tax Jurisdiction
See Below	United States
2006 to present	Canada
2009 to present	United Kingdom

The normal statute of limitations for U.S. federal tax purposes is three years from the date the tax return is filed. However, due to our net operating loss position, the U.S. government has the right to audit the amount of the net operating loss up to three years after we utilize the loss on our federal income tax return. We utilized losses from years beginning in 1993, 1997 and 1999 in our federal income tax returns for our 2007, 2008, and 2009 tax years, respectively. The normal statute of limitations for state purposes is between three to five years. However, certain of our state statute of limitations remain open for periods longer than this when audits are in progress.

We are currently under audit by the state of Massachusetts for the 2004 through 2008 tax years. We have not received any assessments to date. However, we may receive a notice of intention to assess in the range of zero to approximately $12,000, including interest and penalties. While we are unable to predict the final outcome of the audit at this time, it may result in an assessment of excise tax, which is a component of the income tax provision, or an assessment of net worth tax, which is an operating charge. We intend to defend this case vigorously. We do not expect this audit to have a material impact on our consolidated results of operations or financial condition.

We are subject to examination by various tax authorities in jurisdictions in which we have significant business operations. We regularly assess the likelihood of additional assessments by tax authorities and provide for these matters as appropriate. As of December 31, 2009 and 2010, we had approximately $88,155 and $59,891, respectively, of reserves related to uncertain tax positions included in other long-term liabilities in the accompanying consolidated balance sheets. Although we believe our tax estimates are appropriate, the final determination of tax audits and any related litigation could result in favorable or unfavorable changes in our estimates.

A reconciliation of unrecognized tax benefits is as follows:

Gross tax contingencies—December 31, 2007	$72,908
Gross additions based on tax positions related to the current year	7,735
Gross additions for tax positions of prior years	11,862
Gross reductions for tax positions of prior years	(4,504)
Lapses of statutes	(3,435)
Gross tax contingencies—December 31, 2008	$84,566
Gross additions based on tax positions related to the current year	3,166
Gross additions for tax positions of prior years	5,693
Gross reductions for tax positions of prior years	(720)
Lapses of statutes	(4,460)
Settlements	(90)
Gross tax contingencies—December 31, 2009	$88,155
Gross additions based on tax positions related to the current year	6,575
Gross additions for tax positions of prior years	9,759
Gross reductions for tax positions of prior years	(3,349)
Lapses of statutes	(33,001)
Settlements	(8,248)
Gross tax contingencies—December 31, 2010	$59,891

The reversal of all of these reserves of $59,891 ($51,279 net of federal tax benefit) as of December 31, 2010 will be recorded as a reduction of our income tax provision, if sustained. We believe that it is reasonably possible that an amount up to approximately $37,968 of our unrecognized tax positions may be recognized by the end of 2011 as a result of a lapse of statute of limitations or upon closing and settling significant audits in various worldwide jurisdictions.